SCHEDULE 14A INFORMATION (Rule 14-A-101)

Information Required in Proxy Statement Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary	Proxy Statement

☐ Confidential,	for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Under Rule 14a-12

SPEEDCOM WIRELESS CORPORATION
(Name of Registrant as Specified in Its Charter)

Payment of Filling Fee ( Check the appropriate box)

☒	No fee required.

☐	$125 per Exchange Act Rules o-11(c)(1)(ii), 14(a)-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously by written preliminary material

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SPEEDCOM WIRELESS CORPORATION

NOTICE AND PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 30, 2002 AT 10 A.M. E.S.T.

To the Stockholders of SPEEDCOM Wireless Corporation:

Notice is hereby given that a special meeting of the stockholders of SPEEDCOM Wireless Corporation will be held on September 30, 2002, at 10:00 A.M. local time at 7020 Professional Parkway East, Sarasota, FL 34240 (telephone number 941-907-2300). The meeting is called for the following purpose:

1.  To adopt an amendment to SPEEDCOM’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 shares to 250,000,000 shares.

After careful consideration, SPEEDCOM’s Board of Directors has unanimously approved the proposal and recommends that you vote FOR the proposal.

Only stockholders of record of SPEEDCOM at the close of business on August 30, 2002 are entitled to receive notice of and to vote at the special meeting, or any postponement or adjournment.

All stockholders are cordially invited to attend the meeting. IF YOU ARE NOT ABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE REPLY ENVELOPE PROVIDED. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. You may revoke a proxy at any time if it has not yet been exercised by delivering a later dated proxy or a written revocation to the Corporate Secretary of SPEEDCOM. If you attend the special meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the special meeting will be counted. The prompt return of your proxy card will assist us in preparing for the special meeting.

By Order of the Board of Directors

Sara Byrne Secretary Dated: September 11, 2002

SPEEDCOM WIRELESS CORPORATION
7020 Professional Parkway East
Sarasota, Florida 34240

PROXY STATEMENT

This proxy statement is furnished to you in connection with the special meeting of stockholders of SPEEDCOM Wireless Corporation to be held on September 30, 2002 at 7020 Professional Parkway East, Sarasota, FL 34240, including any adjournment of the special meeting. The special meeting is being held for the purpose set forth in the accompanying notice of special meeting of stockholders. This proxy statement and the notice of special meeting are being provided to stockholders on or about September 11, 2002.

SOLICITATION OF PROXIES

SPEEDCOM’s board of directors is soliciting proxies. The cost of distributing this proxy statement and special meeting notice will be borne by SPEEDCOM. Brokerage houses and nominees will be requested to supply lists of or forward the proxy material to the beneficial owners. SPEEDCOM, upon request, will reimburse brokerage houses and nominees for their reasonable expenses in forwarding proxy materials to the beneficial owners. Proxies will be voted as indicated and if no designation is made will be voted “FOR” the proposal.

VOTING SECURITIES

On August 30, 2002, SPEEDCOM had outstanding and entitled to vote 12,068,177 shares of common stock. Each share of common stock is entitled to one vote. The common stock is the only class of outstanding stock entitled to vote.

THE AMENDMENT

Text of the Amendment

Our authorized capital currently consists of 60,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share. Under the terms of our certificate of incorporation and bylaws, our Board of Directors has the authority to divide the shares of our preferred stock into series, to establish and modify the preferences, limitations and relative rights of each share of our preferred stock, and otherwise to impact or modify our capitalization. Our Board of Directors has invoked such authority to establish two classes of preferred stock, the Series A convertible preferred stock, of which 5,000,000 shares are authorized (and of which no shares currently are outstanding), and the Series B convertible preferred stock, of which 5,000,000 shares are authorized (and of which 3,835,554 shares currently are outstanding).

Our Board of Directors has determined that it would be in our best interest to amend the first paragraph of Article IV of our certificate of incorporation to increase the number of our authorized shares of common stock from 60,000,000 shares to 250,000,000 shares. After the amendment, that paragraph will read, in its entirety, as follows:

The total number of shares of capital stock which the corporation is authorized to issue is 260,000,000, of which 250,000,000 shares shall be common stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shall be preferred stock, $0.001 par value per share (“Preferred Stock”).

The amendment will be effected by filing an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. The amendment will become effective when the filing is accepted by the Secretary of State’s office.

Reasons for the Amendment

We are proposing to increase the total number of our authorized shares to 250,000,000 so that we will have sufficient authorized but unissued common stock to enable us to respond quickly to opportunities to raise capital in public or private offerings and issue shares in business combinations. The additional authorized shares may be used for any proper corporate purpose approved by our board of directors (subject only to such stockholder approval requirements as may apply in the case of business combination transactions). The availability of additional authorized shares will enable the board of directors to act with flexibility and dispatch when favorable opportunities arise to enhance SPEEDCOM’s capital structure. Additional shares may be issued in connection with public or private offerings for cash, acquisitions of other businesses, employee benefit plans and stock dividends. The issuance of additional shares of common stock will dilute the interests of existing stockholders.

Except as described above, we have no present plans, agreements, commitments, undertakings or proposals for the issuance and sale of additional authorized shares of common stock.

Vote Required

The affirmative vote of holders of more than 50% of our outstanding common stock is required for approval of the proposed amendment to our certificate of incorporation. Abstentions and broker non-votes will have the same effect as a “no” vote.

Recommendation of the Board of Directors

Our board of directors recommends that stockholders vote FOR the proposal to increase the number of authorized shares of our common stock to 250,000,000. Proxies solicited by the board of directors will be so voted unless stockholders specify otherwise.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows certain information relating to the beneficial ownership as of August 30, 2002 of (i) each person known to us to be the beneficial owner of more than 5% of our voting stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group.

Amount and Nature of Shares Beneficially Owned(1)

Name and Address of Beneficial Owner(1)	Number of Shares Owned(2)		Percent of Class	Right to Acquire(3)		Percent of Class (Diluted)(4)
S.A.C. Capital Associates, LLC (5) c/o S.A.C. Capital Advisors, LLC 777 Long Ridge Road Stamford, CT 06902	600,000		4.9%	6,691,601		20.5%
Michael W. McKinney 4534 Ascot Circle South Sarasota, FL 34235	2,493,555	(6)	20.6%	500,000	(7)	9.2%
Barbara L. McKinney 4382 Long Champ Drive Sarasota, FL 34235	2,664,955	(8)	22.0%	13,752	(9)	8.2%
SDS Merchant Fund, L.P. (10) One Sound Shore Drive Greenwich, CT 06830	570,000		4.7%	3,000,665		10.9%
Oscar Private Equity Investments, L.P. 11611 San Vicente Blvd., Suite 810 Los Angeles, CA 90049				2,595,020	(11)	7.9%
Ben Haidri (12)				25,000
R. Craig Roos (13)	15,000		0.1%	94,278		0.3%
Michael Sternberg (14)				25,000
William Davis (15)	23,300		0.1%	146,520		0.5%
Joe Morgan (16)				25,000
All executive officers and directors as a group (5 persons)	38,300		0.3%	290,798		1.0%

*	Less than 0.1%.
(1)	Unless otherwise indicted, the address of each other person shown is c/o Speedcom Wireless Corporation, 7020 Professional Parkway East, Sarasota, FL 34240.
(2)	Excludes shares which may be acquired upon:
•	stock option exercises,
•	conversion of Series B convertible preferred stock, or
•	warrant exercises.
(3)
Amounts shown are as of August 30, 2002 and include options or warrants exercisable on that date or within 60 days thereafter (referred to as “presently exercisable”) and shares issuable upon conversion of outstanding Series B convertible preferred stock. Beneficial ownership has been computed in accordance with SEC Rule 13d-3.

(4)
Assumes conversion of each outstanding share of Series B convertible preferred stock into 2.25 shares of common stock and exercise of presently exercisable options and warrants held by the named securityholder.

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(5)
Represents 3,619,922 shares issuable to S.A.C. Capital Associates, LLC upon conversion of presently outstanding Series B convertible preferred stock, 1,287,084 shares issuable upon exercise of Series A warrants, 1,237,928 shares issuable upon exercise of Series B warrants and 546,667 shares issuable upon exercise of warrants issued in June 2001. Voting and investment control of these securities is held by its investment manager, S.A.C. Capital Advisors, LLC. Mr. Steven A. Cohen is the managing member and controls S.A.C. Capital Advisors, LLC.

(6)	Represents 2,493,555 shares presently outstanding, including 643,560 shares Mr. McKinney holds as custodian for his children.
(7)	Shares Mr. McKinney has a right to acquire consist of presently exercisable options for 500,000 shares.
(8)	Represents 2,664,955 shares presently outstanding, including 568,560 shares Mrs. McKinney holds as custodian for her children
(9)	Shares Mrs. McKinney has a right to acquire consist of presently exercisable options for 13,752 shares.
(10)
Represents 1,787,994 shares issuable to SDS Merchant Fund, L.P. upon conversion of presently outstanding Series B convertible preferred stock, 635,732 shares issuable upon exercise of Series A warrants, 303,606 shares issuable upon exercise of Series B warrants and 273,333 shares issuable upon exercise of warrants issued in June 2001.Voting and investment control of these securities is held by its investment manager, SDS Capital Partners, LLC. Mr. Steve Derby is the managing member and controls SDS Capital Partners, LLC..

(11)
Represents 1,260,626 shares issuable to Oscar Private Equity Investments, L.P. upon conversion of presently outstanding Series B convertible preferred stock, 448,223 shares issuable upon exercise of Series A warrants, 666,171 shares issuable upon exercise of Series B warrants and 220,000 shares issuable upon exercise of warrants issued in June 2001. Oscar Private Equity, LLC is the general partner of Oscar Private Equity Investments, L.P. Voting and investment control of these securities is held by Messrs. Brett Messing and Tim Sylvester, managing members Oscar Private Equity, LLC.

(12)	The amount shown for Mr. Haidri includes options to acquire 25,000 shares.
(13)	The amount shown for Mr. Roos includes warrants to acquire 28,650 shares and options to acquire 65,628 shares.
(14)	The amount shown for Mr. Sternberg includes options to acquire 25,000 shares.
(15)	The amount shown for Mr. Davis includes options to acquire 146,520 shares.
(16)	The amount shown for Mr. Morgan includes options to acquire 25,000 shares.

2003 ANNUAL MEETING STOCKHOLDER PROPOSALS

Proposals intended to be presented at SPEEDCOM’s next annual meeting of stockholders must be received at SPEEDCOM’s executive offices no later than December 2, 2002 for inclusion in SPEEDCOM’s proxy material related to that meeting. Notice to SPEEDCOM of a stockholder proposal submitted otherwise than for inclusion in SPEEDCOM’s proxy materials pursuant to Rule 14a-8 will be considered untimely if submitted to SPEEDCOM after that date, and the persons named in proxies solicited by SPEEDCOM’s board of directors for the 2003 annual meeting of stockholders may exercise discretionary voting power with respect to any proposal not submitted by that deadline.

September 11, 2002

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SPEEDCOM WIRELESS CORPORATION
Special Meeting of Stockholders
To Be Held September 30, 2002

Proxy Solicited On Behalf Of The Board Of Directors

The undersigned stockholder of SPEEDCOM Wireless Corporation (the “Company”), has received the notice of special meeting and the proxy statement, hereby appoints Michael Sternberg and Gil Sharell, or either of them with full power of substitution, attorneys and proxies of the undersigned to vote at the special meeting of stockholders of the Company to be held on September 30, 2002 at 10:00 a.m., local time, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company which the undersigned is entitled to vote, in accordance with the following instructions. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, the proxy will be voted “FOR” the proposal and will be voted in the discretion of the proxies upon such other matters as may properly come before the special meeting.

(Continued and to be signed on the reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting of Stockholders
SPEEDCOM WIRELESS CORPORATION

September 30, 2002

Please Detach and Mail in the Envelope Provided

[X] Please mark your
    votes as in this
    example.

		FOR	AGAINST	ABSTAIN
1.	To adopt an amendment to SPEEDCOM’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 shares to 250,000,000 shares.	☐	☐	☐

OTHER MATTERS:  Granting the proxies discretionary authority to vote upon any other unforeseen matters, which are properly brought before the meeting as management may recommend.

The undersigned hereby revokes any and all other proxies heretofore given by the undersigned and hereby ratifies all that the above-named proxies may do at such meeting, or at any adjournments thereof, by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE.

Dated: , 2002
SIGNATURE

Dated: , 2002
SIGNATURE, IF HELD JOINTLY

NOTE:  When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such and also state the name of the stockholder of record for whom you act. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.